UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 7, 2025

Date of Report

(Date of earliest event reported)

CYTTA CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-55976	98-0505761
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5450 W Sahara Avenue, Suite 300A Las Vegas, NV 89146

(Address of principal executive offices, including zip code)

(702) 900-7022

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K amends and replaces fully Item 4.02 of the Current Report on Form 8-K filed on July 11th, 2025 (the “Original Form 8-K”) wherein Cytta had provided disclosures under Item 4.02 which did not comply with all the requirements of such disclosure, provide sufficient information and/or were unclear as to the events surrounding the non-reliance on the December 31, 2024 completed Interim Financial Statements.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a) The Board of Directors of Cytta Corp. has now concluded, after investigation, that the interim financial statements included in the December 31, 2024 Form 10-Q should no longer be relied upon because of an error in revenue recognition.  The Board of the Company currently believes that the error in revenue recognition will require a reduction in revenue recognition in the amount of $36,976 in the interim financial statements included in our December 31, 2024 Form 10-Q. The Board also confirms that a restatement of the Dec 31, 2024, Financial Statements is required and will be completed, and that there should be no future reliance on our interim financial statements included in our December 31, 2024, Form 10-Q.

Based upon our current understanding, the Board of the Company believes the error resulted from recognition of revenue from 33 sales orders for the Company’s CyttaCOMMS software platform, presented to the Company by an independent sales and marketing organization.  After investigation, the Board of the Company was unable to verify the veracity of the 33 Sales Orders presented to the Company. The Board determined that revenue from the 33 Sales Orders was erroneously included in the interim financial statements included in the December 31, 2024, Form 10-Q.

On July 7th, 2025, the Company’s authorized Officers, by telephone conversation, discussed with Company’s independent accountant Sadler Gibb the steps required to provide disclosure of and rectify the matters disclosed herein. After discussion and review of the relevant documentation  and a review of relevant requirements, Sadler Gibb advised that a restatement of the Dec 31, 2024, Financial Statements were required, and that disclosure should be made to prevent future reliance on our interim financial statements included in our December 31, 2024, Form 10-Q. The Board of the Company agreed and filed an 8-K on July 11th, 2024, stating that such restatement would be made and has now filed this 8-K/A expanding upon and clarifying the disclosure therein. The Company will be filing an amendment to the December 31, 2024 Form 10-Q. The amendment will restate the interim financial statements included in the December 31, 2024 Form 10-Q, and reduce revenue recognition by $36,967.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytta Corp.

Date: August 7th, 2025	By:	/s/ Gary Campbell
Name: Gary Campbell
Title: Chief Executive Officer

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